Business Combinations (Tables)	12 Months Ended
Dec. 31, 2012
Purchase Price Allocation Assets Acquired Liabilities Assumed

The table below reflects the final allocation of the purchase price to the assets acquired and the liabilities assumed in the CMO Acquisition (in thousands).

Property, plant and equipment	$1,960,826
Intangible asset	207,891
Other	(8,717)

Total purchase price	$2,160,000

Condensed Consolidated Financial Statements

The following table presents the pro forma condensed financial information of the Partnership as if the CMO Acquisition occurred on January 1, 2011, and as if the Springridge and Appalachia Midstream Acquisitions occurred on January 1, 2010. The pro forma adjustments reflected in the pro forma condensed consolidated financial statements are based upon currently available information and certain assumptions and estimates; therefore, the actual effects of these transactions will differ from the pro forma adjustments. However, the Partnership’s management considers the applied estimates and assumptions to provide a reasonable basis for the presentation of the significant effects of certain transactions that are expected to have a continuing impact on the Partnership. In addition, the Partnership’s management considers the pro forma adjustments to be factually supportable and to appropriately represent the expected impact of items that are directly attributable to the transfer of CMO, the Springridge assets and Appalachia Midstream to the Partnership.

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues, including revenue from affiliates	$670,702	$689,840	$512,745
Net income	117,334	69,390	144,789
Net income attributable to Access Midstream Partners, L.P.	117,861	69,390	144,789
Net income per common unit – basic and diluted	0.72	0.49	0.96
Net income per subordinated unit – basic and diluted	0.74	0.49	0.96